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                            SUPPLEMENT TO PROSPECTUS
          FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 1999


CHANGE IN ADDRESS

         Effective September 13, 1999, the address of the Company's principal office will be:

         The Manufacturers Life Insurance Company of North America 500 Boylston Street
         Suite 400
         Boston, MA  02116-3739

         The Annuity Service Office mailing address is:

         The Manufacturers Life Insurance Company of North America Post Office Box 9230
         Boston, MA  02205-9230

GUARANTEED RETIREMENT INCOME PROGRAM (GRIP(SM))

I. The following supplements the disclosure under "Guaranteed Retirement Income Program"

         "In the case of Qualified Plans, if the annuitant is at an advanced age upon exercise of the Guaranteed Retirement Income Program ("GRIP"), we will shorten the guarantee period as follows: The guarantee period will be the life expectancy of the annuitant(s), as specified by IRS Unisex tables (partial years are not counted). Life expectancy will be based on single life or joint life IRS tables, depending on the annuity option chosen. Once the guarantee period is shortened upon exercise of the GRIP, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the annuitant or at any other time or due to any other event."

II.      GRIP in Washington

         Effective November 1, 1999, GRIP will be offered in the state of Washington. If a contract is issued with GRIP, the five fixed accounts as investment options are not available. However, the contract may continue to be purchased without the GRIP which includes the five fixed accounts as investment options.

DEATH BENEFIT DURING ACCUMULATION PERIOD

         The section entitled "Death Benefit During Accumulation Period - Amount of Death Benefit" is amended as follows:

         For contracts issued on or after November 1, 1999 in Washington, the death benefit will be the death benefit described under Section A.

REINSURANCE ARRANGEMENTS

         The following disclosure is added to the prospectus:

         "We utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no contract owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that are currently reinsured include guaranteed death benefits, fixed account guarantees, and Guaranteed Retirement Income Program (GRIP)."


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GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE TRUST

         The first and second paragraph under the heading "The Manufacturers Life Insurance Company of North America" is amended as follows:

         "We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 500 Boylston Street, Boston, Massachusetts 02116. Our ultimate parent entity is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Manufacturers Life Insurance Company of North America's financial ratings are as follows:

         A++ A.M. Best
         Superior in financial strength; 1st category of 15

         AAA Duff & Phelps
         Highest in claims paying ability; 1st category of 18

         AA+ Standard & Poor's
         Very strong in financial strength; 2nd category of 21

         Aa2 Moody's
         Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this supplement and are subject to change, are assigned to The Manufacturers Life Insurance Company of North America as a measure of its ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio."

TRANSFERS AMONG INVESTMENT OPTIONS

         The following supplements the disclosure under "Transfers Among Investment Options."

         "Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. However, the contract is not designed for professional market timing organizations or other entities or persons engaging in programmed, frequent or large exchanges (collectively, "market timers") to speculate on short-term movements in the market since such activity may be disruptive to the Trust portfolios and increase their transaction costs. Therefore, in order to prevent excessive use of the exchange privilege, we reserve the right to (a) reject or restrict any specific purchase and exchange requests and (b) impose specific limitations with respect to market timers including restricting exchanges by market timers to certain variable investment options (transfers by market timers into or out of fixed investment options is not permitted)."

DISTRIBUTION OF CONTRACTS

         The following replaces the sixth sentence of the paragraph under the heading "General Matters - Distribution of Contracts."

         "Wood Logan is a wholly owned subsidiary of a holding company that is 78.4% owned by The Manufacturers Life Insurance Company (U.S.A.) and 21.6% owned by MRL Holding, LLC."




                       SUPPLEMENT DATED NOVEMBER 29, 1999.


VENTURE.SUPP#2 11/99